UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

June 11, 2021
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032
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Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken New Jersey	07030
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Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
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Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Named Executive Officer
On June 11, 2021, Matthew S. Kissner, Group Executive Vice President, and a named executive officer, retired from John Wiley & Sons, Inc. (the “Company”). On June 11, 2021 and June 15, 2021 respectively, the Company and Mr. Kissner entered into a Separation and Release Agreement (the “Separation and Release Agreement”) setting forth the terms of his retirement and a transition and consulting agreement (the “Transition and Consulting Agreement”) setting forth the terms of transition and consulting services Mr. Kissner will provide to the Company following his retirement.

The terms of the Separation and Release Agreement include the following:
●	Last day of active employment with the Company will be June 30, 2021. He will be eligible to be treated under all benefit and equity programs as a “retiree”;
●	Eligible to receive a FY2021 payment under the Wiley Executive Annual Incentive Plan (“EAIP”) based on his personal performance and actual business results in accordance with the EAIP;
●
Eligible to receive full participation in the performance share units for the FY20-22 and FY21-23 performance cycles. Payout for the performance share units will be made based on achievement of financial goals, at the end of those cycles;

●	Accelerated vesting of the restricted share units that would have otherwise vested through April 2023;
●	Non-compete and non-solicitation provisions that apply for one year.

The terms of the Transition and Consulting Agreement, including the following:

●
Mr. Kissner will provide consulting and transition services to the Company on an as-needed basis, beginning no earlier than July 1, 2021 and continuing through September 30, 2021 (“Consulting Period”);

●
A monthly retainer of $20,000. The parties do not intend that Mr. Kissner will work more than one 8-hour day per week or more than twenty percent (20%) of the average time that he worked over the 36-month period ending on June 25, 2021;

●	During the Consulting Period, Mr. Kissner may pursue other employment or consulting engagements subject to non-compete and non-solicitation obligations.

The foregoing description of the terms of the Separation and Release Agreement and the Transition and Consulting Agreement is qualified in its entirety by reference to the full text of such Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 attached hereto, respectively, and the terms of which are incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.
Exhibit No. Description

10.1 Separation and Release Agreement, dated June 11, 2021
10.2 Transition and Consulting Agreement, dated June 15, 2021
104  Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and Chief Financial Officer

Dated: June 17, 2021